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                                      [COUNTRY]
                          ASSET SALE AND PURCHASE AGREEMENT
                                     BY AND AMONG
                                [SELLER] (as "Seller")

                                         And

                           DANA PERFUMES CORP. (as "Buyer")
                             DATED AS OF OCTOBER 29, 1996

                    ASSET SALE AND PURCHASE AGREEMENT - [COUNTRY]

    This [COUNTRY] Asset Sale and Purchase Agreement dated the 29th day of October, 1996 (the "[COUNTRY] Agreement"), by and between [SELLER], a [COUNTRY] corporation, and Dana Perfumes Corp., a corporation organized and existing under the laws of the State of Delaware, U.S.A. (hereinafter referred to as "Buyer").

    WHEREAS, Seller's parent and Affiliates have entered into a Asset Sale and Purchase Agreement dated October 29, 1996 ("Purchase Agreement") with the Buyer, for a sale and purchase of certain Acquired Assets, including certain Assumed Liabilities, Excluded Liabilities, and Excluded Assets; and

    WHEREAS, the Seller and Buyer desire to execute a concurrent agreement to effect the transfer of assets under such Purchase Agreement in respect to [COUNTRY].

    IN CONSIDERATION of the mutual agreements contained herein, intending to be legally bound, the parties agree as follows:

    1.   DEFINITIONS.

         The definitions in the Purchase Agreement shall have full force and effect in this [COUNTRY] Agreement.

    2.   CLOSING.

         The Closing for the sale of the Acquired Assets and Assumed
Liabilities will take place on the effective date of the Closing of the Purchase Agreement in accordance with its terms and conditions.

    3.   ACQUIRED ASSETS AND ASSUMED LIABILITIES.

         Subject to the terms and conditions of the Purchase Agreement, Seller agrees to sell and Buyer agrees to buy at Closing, the Business consisting of those portions of the Acquired Assets and Assumed Liabilities which exist in [COUNTRY] and expressly excluding all Excluded Assets and Excluded Liabilities which exit in [COUNTRY]. The allocation of the purchase price for those portions of the Acquired Assets and Assumed Liabilities in [COUNTRY]

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is reflected in Exhibit A.  The Acquired Assets and Assumed Liabilities in
respect to [COUNTRY] are attached hereto as Exhibit B.

    4.   TAXES.

         In respect to the transactions contemplated and to be performed herein, Buyer agrees (subject to the provisions of sections 6.7(f), 6.8, 6.9, 6.13 and 9.2(a)(vii) of the Purchase Agreement) to pay all Value Added Tax and similar taxes ("VAT") that has been charged in accordance with the VAT statutes and regulations and is evidenced by the issuance of a valid VAT invoice.

    5.   ALL OTHER PROVISIONS.

         All other provisions of the Purchase Agreement are and remain in full force and effect and apply to this Agreement, except as otherwise noted herein. If a conflict between this [COUNTRY] Agreement and the Purchase Agreement should arise, the Purchase Agreement shall govern.

    6.   MISCELLANEOUS PROVISIONS.

         a. This Agreement may be amended, modified or supplemented only by the written agreement of the parties hereto.

         b. Waiver of Compliance -- except as otherwise provided in this Agreement, any failure of either of the parties to comply with any obligations, covenant, agreement, or condition herein, may be waived by the party entitled to the benefit thereof only by written instrument signed by the party granting such waiver, but such waiver or failure to insist upon such strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of or estoppel with respect to any subsequent failure. Failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or the right of any party thereof to enforce each and every provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequently breach.

         c. Notices -- all notices required or permitted hereunder shall be in writing and shall be deemed to properly given when:

              i) Personally delivered to the party entitled to receive notice;
              ii) Upon confirmation of receipt of a facsimile message confirmed by first-class mail, postage prepaid;
              iii) Upon receipt of package delivered by overnight courier; or

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              iv)  Sent by certified or registered mail, postage pre-paid, properly addressed to the party entitled to receive such notice at the address stated below or such other address as the party may be:

              Seller:
                                  ---------------------------
                                  ---------------------------
                                  ---------------------------
                                  ---------------------------

              With a copy to:     Procter & Gamble Cosmetic and Fragrance
                                  Products
                                  Attn: C.A. Bodie, Associate General Counsel
                                  11050 York Road
                                  Hunt Valley, MD 21030


              Buyer:              Dana Perfumes Corp.
                                  Attn: Albert E. DeChellis
                                  635 Madison Avenue
                                  New York, NY 10022

              With a copy to:     Brownstein Hyatt Farber & Strickland, P.C.
                                  Attn: John L. Ruppert, Esq.
                                  410 - 17th Street, 22nd Floor
                                  Denver, CO 80202

    7.   SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither Seller nor Buyer may assign this Agreement or any of its rights or liabilities hereunder without prior written consent of the other party hereto, except that Seller may also assign to one or more of its affiliates.

    8.   GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of [COUNTRY].

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed by their respective duly authorized officers as of the date first written.

[SELLER]                               DANA PERFUMES CORP.

By:                                    By:
    ------------------------------         --------------------------------
    Name:                              Name:
    Title:                             Title: